UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                FORM 8-K

                              CURRENT REPORT
    Pursuant to Section 13 OR 15(d) of The Securities Exchange Act Of 1934


Date of Report (Date of earliest event reported): February 25, 2010


                       SANTA FE FINANCIAL CORPORATION
                ---------------------------------------------------
               (Exact name of registrant as specified in its charter)


        Nevada                        0-6877              95-2452519
----------------------------        ------------       -------------------
(State or other jurisdiction        (Commission         (IRS Employer
 of incorporation)                  File Number)       Identification No.)


    10940 Wilshire Blvd., Suite 2150, Los Angeles, CA          90024
    -------------------------------------------------         --------
       (Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code: (310) 889-2500


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders.

The Fiscal 2009 Annual Meeting of the Shareholders of Santa Fe Financial Corporation (the "Company") was held on February 25, 2010 at the Hilton San Francisco Financial District, 750 Kearny Street, San Francisco, California. At that meeting, all of management's nominees: John V. Winfield, John C. Love and William J. Nance, were elected as Directors of the Company to serve until the next Annual Meeting. At the Annual Meeting, the shareholders also voted in favor of the ratification of the Audit Committee's selection of Burr Pilger Mayer, Inc. as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2010. A tabulation of the vote follows:


Proposal (1) - Election of Directors:

   Nominees               Votes For        Withheld        Broker Non-Votes
----------------          ---------        --------        ----------------
John V. Winfield          1,015,280         9,300              112,691
John C. Love              1,015,030         9,550              112,691
William J. Nance          1,015,030         9,550              112,691

Proposal (2) - Ratification of Burr Pilger Mayer, Inc.:

      Votes For           Against           Abstain        Broker Non-Votes
      ---------           -------           -------        ----------------
      1,134,371             600              2,300                   -




                               SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            SANTA FE FINANCIAL CORPORATION


Dated: March 2, 2010                     By  /s/ Michael G. Zybala
                                             -----------------------------
                                             Michael G. Zybala, Vice President,
                                             Secretary & General Counsel

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